Exhibit 10.27

FIFTH AMENDMENT TO LEASE
THIS FIFTH AMENDMENT TO LEASE (this “Fifth Amendment”) is made as of April 1, 2022 (the “Fifth Amendment Effective Date”), by and between HARBOR BAY CA LLC, a Delaware limited liability company (“Landlord”), and PENUMBRA, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord (as successor-in-interest to South Loop 1, LLC) and Tenant entered into that certain Lease dated September 3, 2019, as amended by that certain First Amendment to Lease dated April 10, 2020, that certain Second Amendment to Lease dated August 5, 2021, that certain Third Amendment to Lease dated July 29, 2021, and that certain Fourth Amendment to Lease dated October 15, 2021 (the “Fourth Amendment”) (as so amended, the “Lease”), with respect to certain premises known as 1310 Harbor Bay Parkway, Alameda, California, as more particularly described in the Lease; and
B.    Landlord and Tenant desire to amend the Lease as provided herein.
AMENDMENT
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:
1.    Defined Terms. All capitalized terms used but not defined in this Fifth Amendment will have the meanings set forth for such terms in the Lease.
2.    Premises: Section 2.2 of the Lease is hereby amended and restated to read as follows:
“The entire Building, as further set forth in Exhibit A to this Lease, which contains approximately 129,129 rentable square feet.”
3.    Operating Expenses. The last two paragraphs of Section 4.2.4 of the Lease are hereby amended and restated to read as follows:
“(kk)    fees payable by Landlord for management of the Project in excess of three percent (3%) of Rent, adjusted to reflect Tenant paying full rent, as contrasted with free rent, half-rent and the like, including Base Rent and Additional Rent, for any calendar year or portion thereof.
If Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would be included in Operating Expenses) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, such expenses (inclusive, for example, of the cost of the work or services to be performed by Tenant pursuant to the terms of Section 2(a) of the Fourth Amendment) shall not be included in the calculation of Operating Expenses (and, accordingly, will not be included in the calculation of Additional Rent for the purposes of determining the management fees payable to Landlord as described above) for so long as such tenant performs such work or service.”
4.    Whole Agreement. This Fifth Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements with respect thereto. Except as amended herein, or in a future writing signed by both parties, there shall be no other changes or modifications to the Lease between the parties and the Lease and the terms and provisions contained therein shall remain in full force and effect. The terms of this Fifth Amendment will control over any conflicts between it and the terms of the Lease.
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5.    Successors and Assigns. This Fifth Amendment shall be binding upon the parties hereto, their heirs, successors, and assigns.
6.    Ratification. Except as amended by this Fifth Amendment, the Lease has not been amended, and the parties ratify and confirm the Lease, as amended by this Fifth Amendment, as being in full force and effect.
7.    Counterparts; Electronic Execution. This Fifth Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement. Executed copies hereof may be delivered by email and other electronic means, and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.

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IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the Fifth Amendment Effective Date.

LANDLORD:

HARBOR BAY CA LLC,
a Delaware limited liability company

By:     HARBOR BAY CA LP,
    a Delaware limited partnership
Its:    Equity Member and Manager

By:    NOME CAPITAL PARTNERS LLC,
        a California limited liability company
Its:    General Partner

By:___/s/ Rohit Kumar___________
            Rohit Kumar
Its:    Manager

TENANT:

PENUMBRA, INC.
a Delaware corporation

By:    _/s/ Adam Elsesser____________________
                            Adam Elsesser
                        Its:    CEO

Signature Page
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